QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Thomas H. Waechter, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amended Quarterly Report of Spectrian Corporation on Form 10-Q/A for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Amended Quarterly Report fairly presents in all material respects the financial condition and results of operations of Spectrian Corporation.

By:	/s/ THOMAS H. WAECHTER
Name:	Thomas H. Waechter
Title:	President, Chief Executive Officer and Director

        I, Michael D. Angel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amended Quarterly Report of Spectrian Corporation on Form 10-Q/A for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Amended Quarterly Report fairly presents in all material respects the financial condition and results of operations of Spectrian Corporation.

By:	/s/ MICHAEL D. ANGEL
Name:	Michael D. Angel
Title:	Executive Vice President, Finance and Administration, Chief Financial Officer and Secretary

QuickLinks

  Exhibit 99.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002